Simpson Manufacturing Co., Inc. 5956 W. Las Positas Boulevard Pleasanton, CA 94588 Phone: 800.925.5099 Fax: 925.847.1597 www.simpsonmfg.com NEWS RELEASE FOR IMMEDIATE RELEASE Simpson Manufacturing Co. Appoints Matt Dunn as Chief Financial Officer and Treasurer Pleasanton, CA – October 28, 2024 –Simpson Manufacturing Co., Inc. (the “Company”) (NYSE: SSD), an industry leader in engineered structural connectors and building solutions, today announced it has appointed Matt Dunn as Chief Financial Officer and Treasurer, effective January 1, 2025. Mr. Dunn has served as Simpson’s Senior Vice President of Finance since June 2024 and will succeed Brian Magstadt. Mr. Magstadt will continue in his role as CFO through the end of 2024, after which he will remain employed as an Executive Advisor to assist with the transition until his retirement on June 30, 2025. This strategic hire follows a comprehensive search for the ideal candidate with a proven track record of demonstrated leadership, strategic capabilities and values that align with Simpson’s core principles of doing business, as inspired by the Company’s Founder. As CFO, Mr. Dunn will oversee the financial and risk management operations of the Company, including the financial strategy, metrics and ongoing monitoring of control systems. He also will manage the Company’s capital request, allocation, and budgeting processes; monitor cash balances and cash forecasts; implement cash investment strategies; and maintain and lead its finance, audit, and tax teams. Additionally, Mr. Dunn will be responsible for evaluating potential mergers and acquisitions that align with Simpson’s growth goals, supervising acquisition due diligence and negotiating acquisitions. Mr. Dunn brings more than 23 years of experience in the financial management of numerous high-profile brands in leadership roles spanning corporate finance and strategy. Prior to joining Simpson, he most recently served as Senior Vice President of Finance, North America at Helen of Troy, a $2 billion global consumer products company, where he oversaw the financial performance of its largest region. Preceding that, Mr. Dunn led the retaining wall division of Exhibit 99.1

Simpson Manufacturing Co., Inc. 5956 W. Las Positas Boulevard Pleasanton, CA 94588 Phone: 800.925.5099 Fax: 925.847.1597 www.simpsonmfg.com Inventure Group, a privately held civil construction products company. He also spent 12 years in roles of increasing seniority in finance at Procter & Gamble, preceded by three years in operations finance at Kimberly-Clark. Mr. Dunn holds Bachelor of Arts degrees in Finance and Accounting from Cedarville University. Mike Olosky, Simpson's President and Chief Executive Officer, commented, “We are delighted to appoint Matt as Simpson’s new CFO. Matt is a highly accomplished finance professional with an impressive track record of driving strong results and forward thinking. He has already made valuable contributions in his short time at the Company, and I am confident he will be an integral player in further solidifying Simpson as a leader in the building products space. Additionally, I’d like to extend my gratitude to Brian Magstadt for his 20 years of service with the Company. We wish him all the best in his retirement.” “Simpson’s proven business model, strong brand recognition, and trusted reputation make it an honor to be named CFO at such an exciting time in the Company’s evolution,” said Mr. Dunn. “I’d like to extend my appreciation to Brian for his continued guidance over the next several months and support in helping to ensure a seamless transition. I look forward to leveraging my experience to further Simpson’s mission and to drive continued success for all of our stakeholders.” About Simpson Manufacturing Co., Inc. Simpson Manufacturing Co., Inc., headquartered in Pleasanton, California, through its subsidiaries, including Simpson Strong-Tie Company Inc., designs, engineers and is a leading manufacturer of wood construction products, including connectors, truss plates, fastening systems, fasteners and shear walls, and concrete construction products, including adhesives, specialty chemicals, mechanical anchors, powder actuated tools and reinforcing fiber materials. The Company primarily supplies its building product solutions to both the residential and commercial markets in North America and Europe. The Company's common stock trades on the New York Stock Exchange under the symbol "SSD."

Simpson Manufacturing Co., Inc. 5956 W. Las Positas Boulevard Pleasanton, CA 94588 Phone: 800.925.5099 Fax: 925.847.1597 www.simpsonmfg.com Cautionary Note Regarding Forward-Looking Statements This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally can be identified by words such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "outlook," "target," "continue," "predict," "project," "change," "result," "future," "will," "could," "can," "may," "likely," "potentially," or similar expressions. Forward-looking statements are all statements other than those of historical fact and include, but are not limited to, statements about future financial and operating results, our plans, objectives, business outlook, priorities, expectations and intentions, expectations for sales and market growth, comparable sales, earnings and performance, stockholder value, capital expenditures, cash flows, the housing market, the home improvement industry, demand for services, share repurchases, our ongoing integration of ETANCO, our strategic initiatives, including the impact of these initiatives on our strategic and operational plans and financial results, and any statement of an assumption underlying any of the foregoing. Forward-looking statements are subject to inherent uncertainties, risks and other factors that are difficult to predict and could cause our actual results to vary in material respects from what we have expressed or implied by these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those expressed in or implied by our forward-looking statements include the effect of global pandemics such as the COVID-19 pandemic and other widespread public health crisis and their effects on the global economy, the effects of inflation and labor and supply shortages, on our operations, the operations of our customers, suppliers and business partners, and our ongoing integration of ETANCO, as well as those discussed in the "Risk Factors" and " Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of our most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and other reports we file with the SEC.

Simpson Manufacturing Co., Inc. 5956 W. Las Positas Boulevard Pleasanton, CA 94588 Phone: 800.925.5099 Fax: 925.847.1597 www.simpsonmfg.com We caution that you should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Readers are urged to carefully review and consider the various disclosures made in our reports filed with the SEC that advise of the risks and factors that may affect our business, results of operations and financial condition. CONTACT: Addo Investor Relations investor.relations@strongtie.com (310) 829-5400